Exhibit 10.1

Execution Version

Northeast Ohio Natural Gas Corp.

Orwell Natural Gas Company

Brainard Gas Corp.

and

each other Obligor party hereto

Joinder and Limited Waiver to Note Purchase Agreement

Dated as of December 14, 2015

Re:

Note Purchase Agreement dated as of November 1, 2010, as heretofore amended

Senior Secured Guaranteed Notes due June 1, 2017

Table of Contents

(Not a part of this Joinder and Limited Waiver to Note Purchase Agreement)

Northeast Ohio Natural Gas Corp.

Orwell Natural Gas Company

Brainard Gas Corp.

and

each other Obligor party hereto

1375 East 9th Street, Suite 3100

Cleveland, Ohio 44011

Joinder and Limited Waiver to Note Purchase Agreement

Dated as of December 14, 2015

Re: Note Purchase Agreement dated as of November 1, 2010, as heretofore amended

Senior Secured Guaranteed Notes due June 1, 2017

To Sun Life Assurance Company of Canada

Ladies and Gentlemen:

This Joinder and Limited Waiver to Note Purchase Agreement (this “Joinder and Limited Waiver”) is made as of December 14, 2015, by and among Northeast Ohio Natural Gas Corp., an Ohio corporation (“NEO”), Orwell Natural Gas Company, an Ohio corporation (“Orwell”), Brainard Gas Corp., an Ohio corporation (“Brainard”; Brainard, NEO and Orwell are referred to herein, collectively, as the “Issuers” and, individually, as an “Issuer”), Great Plains Natural Gas Company, an Ohio corporation (“Great Plains”), Lightning Pipeline Company, Inc., an Ohio corporation (“Lightning”), Spelman Pipeline Holdings, LLC, an Ohio limited liability company (“Spelman”), Kidron Pipeline, LLC, an Ohio limited liability company (“Kidron”), Gas Natural Service Company, LLC, an Ohio limited liability company (“Service Company”), Gas Natural Inc., an Ohio corporation (the “Parent”), Independence Oil, L.L.C., a North Carolina limited liability company (“Independence”), Independence Oil Real Estate 1, L.L.C., a North Carolina limited liability company (“Independence RE 1”), Independence Oil Real Estate 2, L.L.C., a North Carolina limited liability company (“Independence RE 2”), 8500 Station Street LLC, an Ohio limited liability company (“Station Street”) and Gas Natural Resources LLC, an Ohio limited liability company (“Resources”; Great Plains, Lightning, Spelman, Kidron, Service Company, Parent, Independence, Independence RE 1, Independence RE 2, Station Street and Resources are referred to herein, collectively, as the “Existing Guarantors” and, individually, as an “Existing Guarantor”), and Lone Wolfe Insurance, LLC, an Ohio limited liability company (“Lone Wolfe” and also referred to herein as the “New Guarantor”, and the New Guarantor, together with the Existing Guarantors and the Issuers, the “Obligors”) and Sun Life Assurance Company of Canada (the “Purchaser”).

Northeast Ohio Natural Gas Corp., et al.	Joinder and Limited Waiver to
Note Purchase Agreement

Recitals

A.           Reference is made to that certain Note Purchase Agreement dated as of November 1, 2010, by and among the Issuers, Great Plains, Lightning, the Parent and the Purchaser, as amended by that certain First Amendment and Joinder to Note Purchase Agreement dated as of May 3, 2011, as further amended by that certain Second Amendment and Waiver to Note Purchase Agreement dated as of April 9, 2012, as further amended by that certain Omnibus Third Amendment, Supplement and Joinder to Note Purchase Agreement and Collateral Documents dated as of October 24, 2012 and as further amended by that certain Joinder to Note Purchase Agreement dated as of November 11, 2013 by and among the Issuers, the Existing Guarantors and the Purchaser (as so amended, restated, supplemented or otherwise modified, the “Note Purchase Agreement”), pursuant to which, among other things, (i) the Issuers sold to the Purchaser their 5.38% Senior Secured Guaranteed Notes due June 1, 2017 in the original aggregate principal amount of $15,334,000 (the “Series 2011 Notes”), (ii) the Issuers sold to the Purchaser their 4.15% Senior Secured Guaranteed Notes due June 1, 2017 in the original aggregate principal amount of $2,989,552 (the “Series 2012 Notes”) and (iii) each of the Existing Guarantors agreed to jointly and severally guarantee the Guaranteed Obligations (as defined therein). Capitalized terms used in this Joinder and Limited Waiver without definition shall have the meanings given such terms in the Note Purchase Agreement.

B.           Since the date of the Note Purchase Agreement, the New Guarantor has become a Subsidiary and, pursuant to the terms of Section 9.8 of the Note Purchase Agreement, is required to accede to the Note Purchase Agreement and the Collateral Documents. This Joinder and Limited Waiver provides for the New Guarantor’s accession to the Note Purchase Agreement and the Collateral Documents and its assumption of the obligations thereunder.

C.           Additionally, since the date of the Note Purchase Agreement, Independence Oil Real Estate 3, L.L.C., a North Carolina limited liability company and subsidiary of Independence was dissolved by filing Articles of Dissolution of Limited Liability Company with the State of North Carolina Department of the Secretary of State on July 1, 2014 (the “Dissolution”). The Dissolution constitutes an event of default pursuant to Section 9.5 of the Note Purchase Agreement (the “Default”). This Joinder and Limited Waiver provides for the waiver of the Default.

Agreements

In consideration of the recitals and the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

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Northeast Ohio Natural Gas Corp., et al.	Joinder and Limited Waiver to
Note Purchase Agreement

SECTION 1.          Joinder.

Lone Wolfe hereby agrees to become a “Guarantor” and an “Obligor” and to be bound by all of the terms, covenants and conditions set forth in the Note Purchase Agreement and each other Financing Agreement, as applicable, to the same extent that such Person would have been bound if such Person had been a signatory to the Note Purchase Agreement on the execution date of the Note Purchase Agreement. Lone Wolfe hereby (a) makes each of the representations and warranties and agrees to each of the covenants applicable to it contained in the Note Purchase Agreement, this Joinder and Limited Waiver and each other Financing Agreement, as applicable, (b) agrees to execute this Joinder and Limited Waiver, an addendum to the Security Agreement, an addendum to the Pledge Agreement and each other Financing Agreement, as applicable, and (c) agrees that each reference to a “Guarantor” or an “Obligor” set forth in the Note Purchase Agreement, this Joinder and each other Financing Agreement, as applicable, shall include Lone Wolfe.

SECTION 2.          Limited Waiver.

Section 2.1           Specified Default. The Obligors have advised the Purchaser that an Event of Default has occurred and continued from the period of July 1, 2014 to and ending on the date of this Joinder and Limited Waiver under Section 9.5 of the Note Purchase Agreement by reason of the Dissolution, as the Obligors were obligated to at all times preserve and keep in full force and effect their respective corporate existence and their respective corporate existence of each of their respective Subsidiaries.

Section 2.2           Waiver of Specified Default. Upon the effectiveness of this Joinder and Limited Waiver, the Purchaser hereby waives the Section 9.5 Default and, in exchange therefore, the Obligors hereby confirm that they have previously complied with and will continue to timely comply with Section 9.5 of the Note Purchase Agreement.

Section 2.3           Limitation on Waiver. The foregoing waiver shall not constitute a waiver of any other existing or future Default, Event of Default, or other breach or violation of any term of the Note Purchase Agreement or any of the Financing Agreements. Without limiting the foregoing, the Obligors hereby acknowledge and agree that the Purchaser’s execution of this Joinder and Limited Waiver shall not be construed as a release, waiver, or modification of any of the terms, conditions, representations, warranties, covenants, rights, or remedies set forth in the Note Purchase Agreement or other Financing Agreements, except as provided herein. The foregoing waiver is not intended to, nor shall it, establish any course of dealing among the Obligors and the Purchaser and shall not constitute a continuing waiver of any kind.

SECTION 3.          Conditions Precedent.

This Joinder and Limited Waiver shall not become effective until, and shall become effective on, the Business Day when each of the following conditions shall have been satisfied (the “Effective Date”):

(a)          The Purchaser shall have received this Joinder and Limited Waiver, duly executed by each Obligor.

(b)          The Purchaser shall have consented to this Joinder and Limited Waiver as evidenced by its execution hereof.

(c)          The representations and warranties of the Obligors set forth in Section 3 hereof shall be true and correct in all material respects as of the date of the execution and delivery of this Joinder and Limited Waiver and as of the Effective Date.

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Northeast Ohio Natural Gas Corp., et al.	Joinder and Limited Waiver to
Note Purchase Agreement

(d)          Any consents from any holder or holders of any outstanding security or indebtedness of the Obligors and any amendments of agreements pursuant to which any securities or indebtedness may have been issued which shall be necessary to permit the consummation of the transactions contemplated hereby shall have been obtained and all such consents or amendments shall be reasonably satisfactory in form and substance to the Purchaser and its special counsel.

(e)          The Purchaser shall have received all reasonable and necessary final, non-appealable regulatory and other approvals in respect of the transactions contemplated by this Joinder and Limited Waiver and the other Financing Agreements and evidence that in respect of the transactions contemplated by this Joinder and Limited Waiver, the Obligors are in compliance with all applicable regulatory and statutory requirements.

(f)          All corporate and other proceedings in connection with the transactions contemplated by this Joinder and Limited Waiver and all documents and instruments incident to such transactions shall be satisfactory to the Purchaser and its special counsel, and the Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as the Purchaser or its special counsel may reasonably request.

(g)          The Purchaser shall have received such certificates of officers of the Obligors as it may reasonably request with respect to this Joinder and Limited Waiver and the transactions contemplated hereby.

(h)          Lone Wolfe shall have executed and delivered to the Purchaser (i) an Addendum to the Security Agreement and (ii) an Addendum to the Pledge Agreement and all actions necessary to create and perfect the Liens of the Collateral Documents with respect to Lone Wolfe shall have been satisfied; including, without limitation, (x) the filing of all appropriate UCC financing statements and (y)  the delivery to the Purchaser of the Pledged Stock (accompanied by duly executed stock powers in blank) shall have been consummated in accordance with the provisions of the Collateral Documents.

(i)          Lone Wolfe shall have delivered the Perfection Certificate duly executed by it, together with copies of favorable UCC, tax, judgment and fixture lien search reports in all necessary or appropriate jurisdictions and under all of its legal names, indicating that there are no prior Liens on any of the Collateral other than Liens permitted under Section 10.3 of the Note Purchase Agreement.

(j)          The Purchaser shall have received opinion in form and substance satisfactory to the Purchaser, dated the date of this Joinder and Limited Waiver, from Vincent Parisi, in-house counsel to the Obligors, covering the matters contemplated hereby as the Purchaser or its special counsel may reasonably request.

(k)          The Obligors shall have paid the fees and disbursements of the Purchaser’s special counsel, Greenberg Traurig, LLP, incurred in connection with the negotiation, preparation, execution and delivery of this Joinder and Limited Waiver and the transactions contemplated hereby, which fees and disbursements are reflected in the statement of such special counsel delivered to the Obligors at the time of the execution and delivery of this Joinder and Limited Waiver.

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Northeast Ohio Natural Gas Corp., et al.	Joinder and Limited Waiver to
Note Purchase Agreement

SECTION 4.          Representations and Warranties.

The Obligors hereby, jointly and severally, represent and warrant to the Purchaser that as of the date of execution and delivery of this Joinder and Limited Waiver and as of the Effective Date:

(a)          Each Obligor is duly organized, validly existing and in good standing under the laws of its jurisdiction of origin.

(b)          Each Obligor has the requisite power to own its property and to carry on its business as not being conducted.

(c)          Each Obligor is duly qualified and in good standing as a foreign corporation or limited liability company, as applicable, authorized to do business in each jurisdiction in which the failure to do so would, individually or in the aggregate, have a Material Adverse Effect.

(d)          This Joinder and Limited Waiver, the Addendum to Security Agreement, the Addendum to Pledge Agreement, the Note Purchase Agreement and the transactions contemplated hereby are within the requisite powers of each Obligor, have been duly authorized by all necessary corporate or limited liability company action, as applicable, on the part of each Obligor, and this Joinder and Limited Waiver to the Note Purchase Agreement, the Addendum to Security Agreement, and the Addendum to Pledge Agreement have been duly executed and delivered by each Obligor and constitute legal, valid and binding obligations of each Obligor enforceable in accordance with their respective terms.

(e)          After giving effect to this Joinder and Limited Waiver, there are no Defaults or Events of Default under the Note Purchase Agreement.

(f)          The execution, delivery and performance of this Joinder and Limited Waiver, the Addendum to Security Agreement, the Addendum to Pledge Agreement and the Note Purchase Agreement do not and will not result in a violation of or default under (i) the organizational documents of any Obligor, (ii) any agreement to which any Obligor is a party or by which any Obligor is bound or to which any Obligor or any of its properties is subject, (iii) any order, writ, injunction or decree binding on any Obligor, or (iv) any statute, regulation, rule or other law applicable to any Obligor.

(g)          No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Obligors of this Joinder and Limited Waiver, the Addendum to Security Agreement or the Addendum to Pledge Agreement.

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Northeast Ohio Natural Gas Corp., et al.	Joinder and Limited Waiver to
Note Purchase Agreement

(h)          All of the representations of the Obligors set forth in Section 5 of the Note Purchase Agreement, other than those contained in Sections 5.3, 5.4, 5.5, 5.13, 5.14, 5.15 and the last sentence of Section 5.22 are true and correct in all respects.

SECTION 5.          Miscellaneous.

Section 5.1           Ratification of Financing Agreements. Except as amended herein, all terms and provisions of the Note Purchase Agreement, each Collateral Document and all other Financing Agreements and all agreements and instruments related thereto are hereby ratified, confirmed and approved in all respects. If and to the extent that any of the terms or provisions of the Note Purchase Agreement, any Collateral Document or any other Financing Agreement are in conflict or inconsistent with any of the terms or provisions of this Joinder and Limited Waiver, this Joinder and Limited Waiver shall govern.

Section 5.2           References to the Note Purchase Agreement. Each reference in the Note Purchase Agreement to “this Agreement,” “hereunder,” “hereof,” or words of similar import in instruments or documents provided for in the Note Purchase Agreement or delivered or to be delivered thereunder or in connection therewith, shall, except where the context otherwise requires, be deemed a reference to the Note Purchase Agreement.

Section 5.3           Governing Law. This Joinder and Limited Waiver shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Ohio excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

Section 5.4           Survival. All warranties, representations, and covenants made by the Obligors herein will be considered to have been relied upon by the Purchaser and will survive the execution and delivery of this Joinder and Limited Waiver.

Section 5.5           Successors and Assigns. This Joinder and Limited Waiver will inure to the benefit of and be binding upon the successors and assigns of each of the parties. The provisions of this Joinder and Limited Waiver for the benefit of the Purchaser are intended in all cases, whether explicitly so stated or not, to be for the benefit of all holders, from time to time, of the Notes, and will be enforceable by any such holder, whether or not an express assignment to such holder of rights under this Joinder and Limited Waiver has been made by the Purchaser or its successors or assigns.

Section 5.6           Counterparts. This Joinder and Limited Waiver may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute but one and the same Joinder and Limited Waiver. Delivery of an executed counterpart of this Joinder and Limited Waiver by facsimile or email shall be as effective as delivery of a manually executed counterpart of this Joinder and Limited Waiver.

Section 5.7           Severability. Whenever possible, each provision of this Joinder and Limited Waiver will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Joinder and Limited Waiver is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Joinder and Limited Waiver unless the consummation of the transactions contemplated hereby is materially adversely affected thereby.

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Northeast Ohio Natural Gas Corp., et al.	Joinder and Limited Waiver to
Note Purchase Agreement

Section 5.8           No Novation. This Joinder and Limited Waiver shall, in no way, be deemed as a novation of the terms of the Note Purchase Agreement.

Section 5.9           Further Assurances. At the Obligors’ expense, the parties hereto shall execute and deliver such additional documents and take such further action as may be necessary or desirable to effectuate the provisions and purposes of this Joinder and Limited Waiver.

[Remainder of Page Intentionally Blank]

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The execution hereof by the Purchaser shall constitute a contract among the Obligors and the Purchaser for the uses and purposes hereinabove set forth. This Joinder and Limited Waiver may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

Northeast Ohio Natural Gas Corp., as an Issuer

By
	Name:	Marty Whelan
	Title:	President

Orwell Natural Gas Company, as an Issuer

By
	Name:	Marty Whelan
	Title:	President

Brainard Gas Corp., as an Issuer

By
	Name:	Marty Whelan
	Title:	President

Great Plains Natural Gas Company, as a Guarantor

By
	Name:	Marty Whelan
	Title:	President

Lightning Pipeline Company, Inc., as a Guarantor

By
	Name:	Marty Whelan
	Title:	President

Kidron Pipeline, LLC, as a Guarantor

By
	Name:	James E. Sprague
	Title:	President

Spelman Pipeline Holdings, LLC, as a 2011 Guarantor

By
	Name:	Marty Whelan
	Title:	President

Gas Natural Service Company, LLC, as a Guarantor

By
	Name:	James E. Sprague
	Title:	President

Gas Natural Inc., as a Guarantor

By
	Name:	James E. Sprague
	Title:	Chief Financial Officer

Independence Oil, L.L.C., as a Guarantor

By
	Name:	Fred Steele
	Title:	President

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Independence Oil Real Estate 1, L.L.C., as a Guarantor

By
	Name:	Fred Steele
	Title:	President

Independence Oil Real Estate 2, L.L.C., as a Guarantor

By
	Name:	Fred Steele
	Title:	President

8500 Station Street LLC, as a Guarantor

By
	Name:	Marty Whelan
	Title:	President

Gas Natural Resources LLC, as a Guarantor

By
	Name:	James E. Sprague
	Title:	President

Lone Wolfe Insurance, LLC, as a Guarantor

By
	Name:	James E. Sprague
	Title:	President

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This Joinder and Limited Waiver is hereby accepted and agreed to as of the date aforesaid.

Sun Life Assurance Company of Canada

By
Name:
Title:

By
Name:
Title:

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